Exhibit 99.2


                        ADMINISTRATIVE SERVICES AGREEMENT


        This Administrative Services Agreement (the "Agreement") is made and entered into as of the 1st day of June, 2003, by and between Nelnet, Inc., a Nevada corporation ("Nelnet") and Nelnet Education Loan Funding, Inc., a Nebraska corporation ("NELF").

                                    RECITALS

        A. Pursuant to the terms of the Indenture (as defined below), NELF conducts a program of financing and holding loans made to borrowers under the Federal Family Education Loan Program, the proceeds of which are used to defray the costs of attendance at eligible post secondary educational institutions (the "Loans").

        B. NELF intends to issue its Student Loan Asset-Backed Notes from time to time (the "Notes") pursuant to the terms of that certain Indenture of Trust dated as of June 1, 2003, as amended (the "Indenture"), among NELF and Wells Fargo Bank Minnesota, National Association, as indenture trustee and eligible lender trustee (the "Trustee"), to provide funds for NELF's program of financing and holding Loans.

        C. NELF has entered into a Master Servicing Agreement dated as of June 1, 2003, with Nelnet, under which a subservicing agreement on behalf of Nelnet will provide data processing and other necessary assistance in connection with the servicing and NELF may enter into agreements with other providers of such services for the Loans (Nelnet and other providers of such services are referred to herein as the "Servicer").

        D. Nelnet employs highly qualified personnel capable of providing professional administrative services for portfolios of Loans.

        E. NELF now desires to engage Nelnet to provide certain services to NELF in connection with the administration of NELF's portfolio of Loans financed pursuant to the terms of the Indenture and subject to the terms and conditions specified herein.

                    COVENANTS, REPRESENTATIONS AND WARRANTIES

        The parties therefore agree as follows:

        1. Services to be Provided. Nelnet agrees to provide, through its officers and employees, the following administrative services to NELF:

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               (a) Respond to inquiries and requests made by borrowers,
        educational institutions, Guarantee Agencies, the Trustee, and other parties with respect to the Loans and respond to requests by NELF's independent auditors for information concerning NELF's financial affairs;

               (b) Maintain financial records concerning the Trust Estate (as defined in the Indenture) and, if furnished adequate information with respect to financial affairs not related to the Loans, prepare and maintain a general ledger and financial statements for NELF;

               (c) Provide instructions required by the Indenture or otherwise to the Trustee with respect to the administration of the Trust Estate;

               (d) Furnish to NELF or the Trustee copies of reports received with respect to the Loans, and prepare such additional reports with respect to the Trust Estate, as required by the Indenture, NELF or the Trustee may reasonably request from time to time;

               (e) Prepare, or cause to be prepared, and furnish to NELF annual operating budgets, quarterly statistical reports and cash flow projections as required under the Indenture; and

               (f) Such other services with respect to administration of the Loans as NELF may reasonably request.

It is expressly agreed that Nelnet will not engage legal or accounting firms on behalf of NELF, and NELF will not be responsible for compensating any such expenditures made by Nelnet.

        2. Term. This Agreement shall expire on the maturity of the Notes (as defined in the Indenture).

        3. Fees and Expenses.

               (a) Fee Schedule. NELF shall pay to Nelnet on the first day of each calendar month following the execution of this Agreement an amount equal to 18 basis points .018% of the average outstanding principal balance of the Loans during the preceding month for services provided by Nelnet pursuant to Section 1 of this Agreement.

               (b) Limited Obligation. The obligation of NELF to pay fees under this Agreement is a limited obligation to be satisfied solely from payments made by the Trustee to NELF under the terms of the Indenture. Although NELF shall be obligated to pay to Nelnet the full amount of all accrued fees, such payments shall be made exclusively from amounts deposited from time to time in the Operating Fund. If NELF does not have funds on hand to cover the full amount of the fees due under this Agreement, then payment of the unpaid balance shall be deferred until there are sufficient funds available from such sources to satisfy part, or all, of the outstanding debt.

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               (c) Revision of Fees. The fee payable to Nelnet under this
        Agreement may be revised on each June 1 during its term, subject to any Rating Agency approval required under the Indenture. To alter the fee, Nelnet must provide written notice of the proposed new fee to NELF ninety (90) days prior to June 1. If Nelnet and NELF cannot reach an agreement within sixty (60) days of the receipt of the notice, either party may terminate this Agreement upon thirty (30) days' written notice to the other party.

        4. Appointment as Agent. NELF hereby appoints and designates Nelnet as its agent for the purpose of managing and administering the Trust Estate. In discharging its duties as agent of NELF hereunder, Nelnet shall have authority to act at its own discretion, and shall not be required to obtain specific instructions or direction with respect to a particular matter from NELF; provided, however, that in no event shall Nelnet be permitted to create or incur obligations on behalf of NELF except as and to the extent specifically authorized by NELF in writing. Any person dealing with Nelnet may conclusively presume and rely upon the fact that actions taken by Nelnet on behalf of NELF with respect to the Trust Estate are duly authorized, regular and binding upon NELF, without further inquiry.

        5. Representations and Warranties of Nelnet. Nelnet hereby represents and warrants to NELF as follows:

               (a) Due Authorization. This Agreement has been duly authorized by all necessary corporate action on the part of Nelnet and has been duly executed by a duly authorized officer of Nelnet, and constitutes a valid and binding agreement of Nelnet enforceable in accordance with its terms, except as its enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and other laws affecting creditors' rights generally.

               (b) Due Organization. Nelnet is a corporation duly organized, validly existing in good standing under the laws of Nevada and has the requisite corporate power to enter into and perform this Agreement.

               (c) Conflicting Instruments. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate or result in any violation of or be in conflict with or constitute a default under any term of the Articles of Incorporation or Bylaws of Nelnet, or of any judgment, decree or order of any court or administrative body applicable to Nelnet, or any term of any agreement or other instrument applicable to Nelnet.

        6. Representations and Warranties of NELF. NELF hereby represents and warrants to Nelnet as follows:

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               (a) Due Authorization. This Agreement has been duly authorized by all necessary corporate action on the part of NELF and has been duly executed by a duly authorized officer of NELF, and constitutes a valid and binding agreement of NELF enforceable in accordance with its terms, except as its enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and other laws affecting creditors' rights generally.

               (b) Due Organization. NELF is a bankruptcy remote, limited purpose corporation duly organized, validly existing in good standing under the laws of the State of Nebraska and has the requisite corporate power to enter into and perform this Agreement.

               (c) Conflicting Instruments. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate or result in any violation of or be in conflict with or constitute a default under any term of the Articles of Incorporation or Bylaws of NELF, or of any judgment, decree or order of any court or administrative body applicable to NELF, or any term of any agreement or other instrument applicable to NELF.

        7. Indemnification. In addition to the fees payable by NELF to Nelnet under paragraph 3 of this Agreement, NELF shall indemnify and hold Nelnet harmless from and against any and all claims, costs, expenses, losses, damages, charges, counsel fees, payments or liability which may be asserted against or incurred by Nelnet, or for which it may be held to be liable, arising out of or attributable to:

               (a) any action taken by Nelnet in good faith in compliance with the terms of this Agreement; or

               (b) reliance upon or use by Nelnet of any information or materials provided by or at the direction of NELF and compliance with instructions or directions given to Nelnet by NELF.

        8. Termination. Either of the parties to this Agreement may terminate this Agreement, with or without cause, by giving written notice of termination to the other party. Such termination shall be effective thirty (30) days after delivery of such written notice.

        9. Assignment. Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the prior written consent of the other.


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        10. Miscellaneous.

               (a) This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by both of the parties hereto.

               (b) All notices, requests, claims, demands and other communications hereunder required to be in writing shall either be personally delivered or mailed by First Class Mail to the respective parties as follows:

               If to Nelnet:

                      Nelnet, Inc.
                      121 South 13th Street, Suite 201
                      Lincoln, Nebraska 68508
                      Attention: James D. Kruger

               and if to NELF:

                      Nelnet Education Loan Funding, Inc.
                      121 South 13th Street, Suite 201
                      Lincoln, Nebraska 68508
                      Attention: Terry J. Heimes

        or to such other address as either party may have furnished to the other in writing in accordance herewith. Any notice under this Agreement will be deemed to have been given when so delivered or mailed, except that notices of change of address shall only be effective upon receipt.

               (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska.

               (d) Capitalized Terms. Capitalized terms used in this Agreement that are not otherwise defined shall have the same meaning as those terms used in the Indenture.



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        IN WITNESS WHEREOF, the parties have caused this Administrative Services
Agreement to be executed on the day and year first above written.

                                             Nelnet, Inc.


                                         By: /s/ Michael Dunlap
                                            ---------------------------------
                                         Title: Chief Executive Officer
                                                -----------------------------


                                             Nelnet Education Loan Funding, Inc.


                                         By:  /s/ Terry J. Heimes
                                              -------------------------------
                                              President


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